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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

Ticketmaster
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25041 (Commission File Number)	95-4546874 (IRS Employer Identification No.)
3701 Wilshire Blvd., Los Angeles, California (Address of principal executive offices)	90010 (Zip Code)

Registrant's telephone number, including area code: (213) 381-2000

Item 5. Other Events.

        On June 3, 2002, the Registrant issued a press release announcing that its Board of Directors has received from USA Interactive notice that it intends to make a stock exchange offer to the Registrant's stockholders. The full text of the press release, which is set forth in Exhibit 99.1 hereto, and the letter from USA Interactive to the Registrant's Board of Directors dated June 2, 2002, which is set forth in Exhibit 99.2 hereto, are filed and incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 3, 2002.
99.2	Letter, dated June 2, 2002, from USA Interactive to Ticketmaster's Board of Directors.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2002	TICKETMASTER
	By:	/s/ JOHN PLEASANTS John Pleasants Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 3, 2002.
99.2	Letter, dated June 2, 2002, from USA Interactive to Ticketmaster's Board of Directors.

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Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS